LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

COLLECTION PERIOD:                        DECEMBER 1-31, 2004            PAYMENT DATE:    JAN 18 2005
DETERMINATION DATE:                       JAN 10 2005                    REPORT BRANCH:   2042
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                                                                                                                        OVERCOLLAT-
INITIAL DEAL                                   TOTAL         CLASS A-1      CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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Class Percentages                                 100.00%          16.46%          39.20%          22.74%        19.60%        2.00%
Initial Pool Balance                       224,144,683.55   36,903,180.70   87,864,715.95   50,961,535.25 43,932,357.98 4,482,893.67
Prefunding                                  30,957,357.27    5,096,819.30   12,135,284.05    7,038,464.75  6,067,642.02   619,147.15
Total Balance                              255,102,040.82   42,000,000.00  100,000,000.00   58,000,000.00 50,000,000.00 5,102,040.82
Note Balance Total                         250,000,000.00   42,000,000.00  100,000,000.00   58,000,000.00 50,000,000.00
Number of Contracts                                12,318
Class Pass Through Rates                                         1.57625%           2.65%           3.46%         4.05%
Servicing Fee Rate                               1.75000%
Indenture Trustee Fee                            0.00300%
Custodian Fee                                    0.02000%
Backup Servicer Fee                              0.02000%
Insurance Premium Fee                            0.29000%
Demand Note Rate                                 6.00000%
Initial Weighted Average APR                      10.042%
Initial Weighted Average Monthly Dealer
      Participation Fee Rate                       0.000%
Initial Weighted Average Adjusted APR (net
      of Monthly Dealer Participation) of
      Remaining Portfolio                         10.042%
Initial Weighted Average Remaining Term             65.00
Initial Weighted Average Original Term              68.00

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CURRENT MONTH CERTIFICATE                                                                                               OVERCOLLAT-
     BALANCES                                  TOTAL         CLASS A-1      CLASS A-2        CLASS A-3      CLASS A-4   ERALIZATION
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BOP:
Prior Month Pool Balance                   216,433,770.32    3,331,729.49  100,000,000.00   58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                              0.00            0.00            0.00            0.00          0.00         0.00
Total Pool Balance                         216,433,770.32    3,331,729.49  100,000,000.00   58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance                         206,825,900.62            0.00   98,825,900.62   58,000,000.00 50,000,000.00
EOP:
Number of Current Month Closed Contracts              316
Number of Reopened Loans                             0.00
Number of Contracts - EOP                          12,344
Pool Balance  -  EOP                       208,480,055.75               -   95,378,014.92   58,000,000.00 50,000,000.00 5,102,040.82
Prefunding Pool Balance                              0.00            0.00            0.00            0.00          0.00         0.00
Total Pool Balance  -  EOP                 208,480,055.75               -   95,378,014.92   58,000,000.00 50,000,000.00 5,102,040.82
Total Note Balance - EOP                   198,295,343.33               -   90,295,343.33   58,000,000.00 50,000,000.00
Class Collateral Pool Factors                  0.79318137      0.00000000      0.90295343      1.00000000    1.00000000
Weighted Average APR of Remaining Portfolio     10.01486%
Weighted Average Monthly Dealer
      Participation Fee Rate                     0.00000%
Weighted Average Adjusted APR (net
      of Monthly Dealer Participation) of
      Remaining Portfolio                       10.01486%
Weighted Average Remaining Term                     59.92
Weighted Average Original Term                      67.91

                                                                     Page 1 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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TOTAL DISTRIBUTION AMOUNT                                                                     CONTRACTS
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     Monthly Payments:       Principal                                        3,554,036.52
                             Interest                                         1,762,429.02
     Early Payoffs:          Principal Collected                              3,928,755.72
                             Early Payoff Excess Servicing Compensation             751.11
                             Early Payoff Principal Net of Rule of 78s Adj.   3,928,004.61             276
                             Interest                                            40,146.44
     Liquidated Receivable:  Principal Collected                                 23,061.21
                             Liquidated Receivable Excess Servicing
                             Compensation                                             0.00
                             Liquidated Receivable Principal Net of Rule of
                             78s Adj.                                            23,061.21              38
                             Interest                                              (782.14)
     Purchase Amount:        Principal                                           30,817.43               2
                             Interest                                               546.19
                                          Total Principal                     7,535,919.77
                                          Total Interest                      1,802,339.51
                                          Total Principal and Interest        9,338,259.28
     Recoveries                                                                 131,175.69
     Excess Servicing Compensation                                                  751.11
     Late Fees & Miscellaneous Fees                                              38,788.35
     Collection Account Customer Cash                                         9,508,974.43
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                         9,924.70
     Prefunding Account Investment Income                                             0.00
     Mandatory Special Redemption                                                     0.00
     Negative Carry Amount                                                            0.00
     Available Funds                                                          9,518,899.13

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                                                                              DISTRIBUTION      SHORTFALL / DRAW
DISTRIBUTION                                                                     AMOUNT         DEFICIENCY CLAIM
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                                                                              9,518,899.13
Monthly Dealer Participation Fee                                       0.00   9,518,899.13            0.00
Prior Unpaid Dealer Participation Fee                                  0.00   9,518,899.13
Servicing Fees:              Current Month Servicing Fee         315,632.58
                             Prior Period Unpaid Servicing Fee         0.00
                             Late Fees & Miscellaneous Fees       38,788.35
                             Excess Servicing Compensation           751.11
                                          Total Servicing Fees:  355,172.04   9,163,727.09            0.00
Indenture Trustee Fee                                                517.06   9,163,210.03            0.00
Custodian Fee                                                      3,607.23   9,159,602.80            0.00
Backup Servicer Fee                                                3,607.23   9,155,995.57            0.00
Prior Unpaid Indenture Trustee Fee                                     0.00   9,155,995.57            0.00
Prior Unpaid Custodian Fee                                             0.00   9,155,995.57            0.00
Prior Unpaid Backup Servicer Fee                                       0.00   9,155,995.57            0.00

                                                                     Page 2 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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                                                                              DISTRIBUTION        SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                           AMOUNT           DEFICIENCY CLAIM
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Class A-1 Note Interest:     Current Month                           0.00     9,155,995.57            0.00
                             Prior Carryover Shortfall               0.00     9,155,995.57
Class A-2 Note Interest:     Current Month                     218,240.53     8,937,755.04            0.00
                             Prior Carryover Shortfall               0.00     8,937,755.04
Class A-3 Note Interest:     Current Month                     167,233.33     8,770,521.71            0.00
                             Prior Carryover Shortfall               0.00     8,770,521.71
Class A-4 Note Interest:     Current Month                     168,750.00     8,601,771.71            0.00
                             Prior Carryover Shortfall               0.00     8,601,771.71
Principal Payment Amount:    Current Month                           0.00     8,601,771.71            0.00
                             Prior Carryover Shortfall               0.00     8,601,771.71
Certificate Insurer:         Reimbursement Obligations               0.00     8,601,771.71            0.00
                             Premium                            47,921.87     8,553,849.84            0.00

Demand Note Interest Payment Amount

                             Current Month                      28,698.83     8,525,151.01            0.00
                             Prior Carryover Shortfall               0.00     8,525,151.01            0.00
Demand Note                  Reimbursement                           0.00     8,525,151.01            0.00
Expenses:                    Trust Collateral Agent                  0.00     8,525,151.01            0.00
                             Indenture Trustee                       0.00     8,525,151.01            0.00
                             Backup Servicer                         0.00     8,525,151.01            0.00
                             Custodian                               0.00     8,525,151.01            0.00
Distribution to (from) the Spread Account                    8,525,151.01             0.00

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LIQUIDATED RECEIVABLES
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                                                                                               Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                                     Balance         Units
     BOP Liquidated Receivable Principal Balance  436,640.00        BOP Cram Down loss Balance    (400.00)         2.00
     Current Month Cram Down Loss                   4,216.01      Current Month Cram Down Loss   4,216.01          1.00
     Liquidation Principal Proceeds                23,061.21
     Principal Loss                               417,794.80
     Prior Month Cumulative Principal Loss LTD    821,718.31
     Cumulative Principal Loss LTD              1,239,513.11         Cumulative Cram Down Loss   3,816.01          3.00

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STATISTICAL INFORMATION
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                                                              % OF TOTAL POOL
DELINQUENCY STATUS:          # OF CONTRACTS   AMOUNT              BALANCE
     Current                       10,087  174,459,584.50          83.68%
     1-29 Days                      2,102   32,541,682.63          15.61%
     30-59 Days                        88      815,078.05           0.39%
     60-89 Days                        41      447,119.62           0.21%
     90-119 Days                       11       78,045.35           0.04%
     120 Days or More                  15      138,545.60           0.07%
                       Total       12,344  208,480,055.75         100.00%

                                                                     Page 3 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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TRIGGER ANALYSIS:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)
                                              Trigger         Trigger     Event of Default    Event of
                             Current Month   Threshold         Event         Threshold         Default

Average Delinquency Ratio        0.51622%      5.25%            NO             7.25%             NO
Cumulative Default Rate             0.79%      3.58%            NO             3.81%             NO
Cumulative Loss Rate                0.28%      1.79%            NO             2.10%             NO

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STATISTICAL INFORMATION CONTINUED
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REPOSSESSION STATISTICS:
                             CERTIFICATE INVENTORY                                         RECOVERY INVENTORY
                             # OF CONTRACTS      AMOUNT *                                   # OF CONTRACTS      AMOUNT *
Prior Month Inventory                  14      246,444.16            Prior Month Inventory               0          0.00
Repurchased                             0            0.00                      Repurchased               0          0.00
Adjusted Prior Month Inventory         14      246,444.16   Adjusted Prior Month Inventory               0          0.00
Current Month Repos                    10      186,711.16              Current Month Repos              20    353,557.08
Repos Actually Liquidated              14      246,444.16     Repos from Trust Liquidation               0          0.00
Repos Liquidated at 60+ or 150+         0            0.00        Repos Actually Liquidated              17    313,123.54
Dealer Payoff                           0            0.00                    Dealer Payoff               0          0.00
Redeemed / Cured                        1       11,355.10                 Redeemed / Cured               0          0.00
Purchased Repos                         0            0.00                  Purchased Repos               0          0.00
Current Month Inventory                 9      175,356.06          Current Month Inventory               3     40,433.54
                             * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                             # OF CONTRACTS        AMOUNT
Current Month Balance                  39      440,856.01
Cumulative Balance                    115    1,327,980.64
Current Month Proceeds                          22,279.07
Cumulative Proceeds                             87,679.95
Current Month Recoveries                       131,175.69
Cumulative Recoveries                          530,811.16

                                          RECEIVABLES LIQUIDATED AT 150 OR
                                          MORE DAYS DELINQUENT, 60 OR MORE
                                          DAYS PAST THE DATE AVAILABLE FOR SALE          CUMULATIVE RECEIVABLES
                                          AND BY ELECTION:                               LIQUIDATED AT 150+ AND 60+:
                                                  Balance           Units                          Balance         Units
Prior Month                                      7,815.83               2                         7,815.83             4
Current Trust Liquidation Balance                    0.00               0                             0.00             0
Current Monthly Principal Payments                   0.00
Cram Down Loss                                       0.00
Reopened Loan Due to NSF                        12,501.38               2
Current Repurchases                                  0.00               0
Current Recovery Sale Proceeds                       0.00               0
Deficiency Balance of Sold Vehicles                  0.00
EOP                                             20,317.21               4                         7,815.83             4

                                                                     Page 4 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

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STATISTICAL INFORMATION CONTINUED
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     SPREAD ACCOUNT RECONCILIATION
                                                                             REQUISITE AMOUNT:   3,826,511.30
Initial Deposit                                              3,362,170.25
BOP Balance                                                  3,826,511.30
Subsequent Transfer Required Deposit                                 0.00
Remaining Distribution Amount                                8,525,151.01
Investment Income                                                5,406.28
Current Month Draw                                                   0.00
EOP Balance Prior to Distribution                           12,357,068.59

Spread Account Release Amount                                8,530,557.29

EOP Balance                                                  3,826,511.30
     Class A Principal Payment Amount                        8,530,557.29
     Demand Note Supplemental Interest Payment Amount                0.00
     Class R Certificateholder Distribution                          0.00

           DEMAND NOTE

     Demand Note Initial Balance                             5,043,255.38
     Subsequent Transfer                                       696,511.58
     Demand Note Amount                                      5,739,766.96

     OVERCOLLATERALIZATION AMOUNT                           10,184,712.42

     CURRENT MONTH TOTAL ENHANCEMENT AMOUNT                 19,750,990.68            9.47%

     REQUIRED TOTAL
     ENHANCEMENT AMOUNT                                     20,848,005.58           10.00%

PREFUNDING ACCOUNT RECONCILIATION

     Initial Deposit                                        30,957,357.27
     BOP Balance                                                     0.00
     Subsequent Transfer                                             0.00
     Investment Income Earned                                        0.00
     Investment Income Deposited to Note Account                     0.00
     Mandatory Special Redemption                                    0.00

     Remaining Prefunding Balance                                                     0.00
     Undistributed Investment Income                                                  0.00
     EOP Balance Before Release to Servicer                                           0.00
     Prefunding Account Balance Released to Servicer                 0.00
     EOP Balance                                                     0.00

                                                                     Page 5 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

     CAPITALIZED INTEREST ACCOUNT RECONCILIATION

     Initial Deposit                                           193,560.88
     BOP Balance                                                     0.00
     Current Month Negative Carry                                    0.00
     Investment Income                                               0.00
     EOP Balance Prior to Release                                    0.00
     Capitalized Interest Account Balance Released to Servicer       0.00
     EOP Balance                                                     0.00

TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

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   CUMULATIVE LOSS:                                  CUMULATIVE GROSS DEFAULT:
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      UP TO MONTH     TRIGGER EVENT  EVENT OF DEFAULT  UP TO MONTH    TRIGGER EVENT   EVENT OF DEFAULT
           3               0.90%          1.15%             3              1.79%           2.08%
           6               1.79%          2.10%             6              3.58%           3.81%
           9               2.24%          2.67%             9              4.26%           4.85%
          12               3.58%          3.81%            12              6.72%           6.92%
          15               4.07%          4.33%            15              7.74%           7.87%
          18               4.89%          5.19%            18              9.78%           9.44%
          21               5.33%          6.06%            21             10.26%          11.02%
          24               5.91%          6.58%            24             10.74%          11.96%
          27               6.29%          7.10%            27             11.43%          12.91%
          30               6.86%          7.61%            30             12.47%          13.84%
          33               7.24%          8.14%            33             13.16%          14.79%
          36               7.62%          8.48%            36             13.85%          15.42%
          39               7.81%          8.65%            39             14.20%          15.73%
          42               8.00%          9.00%            42             14.54%          16.36%
          45               8.00%          9.00%            45             14.54%          16.36%
          48               8.00%          9.00%            48             14.54%          16.36%
          51               8.00%          9.00%            51             14.54%          16.36%
          54               8.00%          9.00%            54             14.54%          16.36%
          57               8.00%          9.00%            57             14.54%          16.36%
          60               8.00%          9.00%            60             14.54%          16.36%
          63               8.00%          9.00%            63             14.54%          16.36%
          66               8.00%          9.00%            66             14.54%          16.36%
          69               8.00%          9.00%            69             14.54%          16.36%
          72               8.00%          9.00%            72             14.54%          16.36%
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AVERAGE DELINQUENCY RATIO:
----------------------------------------------------
Up to Month       Trigger Event     Event of Default
              12        5.25%           7.25%
              24        6.25%           8.25%
              72        7.25%           9.25%
----------------------------------------------------

                                                                     Page 6 of 7

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-B

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of December 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated July 1,
2004.

/s/ Maureen E. Morley
-----------------------------
Maureen E. Morley
Vice President and Controller

                                                                     Page 7 of 7